34 th Annual Technology Conference May 31, 2006 EXHIBIT 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to 2006 FFO, growth in the e-commerce market, the digital communication and distribution market, and the data storage market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially.
Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2005 and other filings with the Securities and
Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust overview
•
Tenants consist of leading global
companies diversified across various
industries
•
Own 49 properties comprising 10.0
million rentable sq ft which includes
1.2 million sq ft of additional space
held for redevelopment (1)
•
Portfolio occupancy of 93.3% and
“same store” occupancy of 94.6%
(2)
•
Assets strategically located in top
technology markets in the U.S.,
Canada and Europe
DLR is a leading institutional owner focused on
mission critical technology properties in the US and Europe
350 East Cermak Road
Chicago, IL
(1) Includes property acquisitions announced in our Earnings Release dated May 4, 2006.
(2) Occupancy is as of our last reporting period, March 31, 2006 net of redevelopment space.

DLR investment highlights
• Specialized focus in dynamic and
growing industries
• High quality portfolio that is difficult
to replicate
• Experienced industry consolidator
with proven ability to acquire assets
below replacement cost
• Acquisition and leasing pace creates
potential for strong FFO growth
• Uniquely positioned as both a value
and growth REIT
2323 Bryan Street
Dallas, TX

DLR properties feature advanced technical systems
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply

UBS

JPMorganChase

cme
Chicago Mercantile Exchange

Thomas Jefferson University | Jefferson University Physicians

FIDELITY
NATIONAL FINANCIAL

verizon

at&t

T-Systems

YAHOO!

ebay

Microsoft

Infosys

CSC
EXPERIENCE. RESULTS.

DIGITAL REALTY TRUST

DLR is unique in its focus on technology properties
Data Centers (35%
(1)
) Internet Gateways (42%
(1)
)
Financial Health/Insurance Communications Internet Enterprise
• Storage/server intensive buildings
• Provide a secure 24 x 7
environment for the storage and
processing of mission-critical
electronic information
• Used to house the primary IT
operations of leading companies,
transaction processing and
disaster recovery purposes
• Internet and telecom network
intensive buildings
• Serve as the hub for Internet and
data communications within and
between major metropolitan areas
• Market-dominant position in their
respective MSAs
• Frequently serve as a super-
regional connection point with
multiple anchor tenants
(1)  Calculated based on annualized rents using in place leases as of March 31, 2006.
IT Services

Strong trends drive sustained demand for DLR space
Other Growth Drivers
Increased federal
regulatory and legislative
requirements for business
continuity and records
retention
Disaster Recovery
initiatives prioritized as a
result of Hurricanes Katrina
and Rita
HIPAA patient records
security and retention
regulations
Significant growth in online
advertising; up 30% in
2005 to $12.5 billion
(4)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
E-Commerce
(1)
Digital
Communication
& Distribution
(2)
Data
Storage
(3)
14%
73%
60%
Primary Drivers – Estimated Annual Growth Rates
(1) Forrester Research estimate of US online sales growth from 2005 -2010
(2) IDC estimate of US VOIP subscriber growth from 2005 to 2009
(3) Wall Street Journal estimate of corporate data storage capacity growth
(4) PriceWaterhouseCoopers

•
Former General Manager of Critical Facilities for EDS
•
18+ years of technology infrastructure experience
Ted Martin
Director of Operations
•
Former Director of Sales, Nortel Networks
•
13+ years of technology business experience
Christopher Crosby
SVP Sales & Tech Svcs
•
Former Head of GI Partners real estate acquisitions
•
17+ years of real estate experience
Scott Peterson
SVP Acquisitions
•
Former President & CFO of TriNet
•
24+ years of finance and real estate experience
A. William Stein
CFO/CIO
•
Co-founder of Digital Realty Trust
•
26+ years of real estate and technology experience
Michael Foust
CEO
•
Co-founder of Digital Realty Trust
•
23+ years of real estate and technology experience
Richard Magnuson
Executive Chairman
Senior management leads a complete REIT team
•
Relevant
experience
•
Proven track
record
•
Public
markets
background
DLR is organized and managed to deliver growth
Management is supported by a team of over 60 professionals in the US and Europe focused on executing DLR’s core strategy

8.5%
5.1%
2.7%
77.9%
12.1%
4.9%
0%
20%
40%
60%
80%
100%
DLR RMS S&P 500
FY 2005 Total Return 2006 YTD Total Return
DLR continues to outperform the RMS and S&P 500
DLR is a top performing REIT
Note: YTD 2006 Total Return as of May 25, 2006 assuming dividend reinvestment as per SNL Financial.
.

DLR Presence in 23 Top Markets
Boston
Boston
San Francisco
Los Angeles
Dallas
Chicago
NY Metro
DLR Regional Office
DLR Market
Note:
Reflects all owned assets as of April 30, 2006.
Charlotte
St. Paul
Philadelphia
Phoenix
Denver
Sacramento
Geneva
Dublin
Austin
Toronto
Silicon Valley
Northern
Virginia
Atlanta
Miami
Boston
London
Amsterdam
Houston
# of
Properties
# of
Buildings
Total Rentable
Square Footage
Domestic 44 58 9,691,886
International 5 5 338,653
Total 49 63 10,030,539

DLR is well diversified by sector
Industry Distribution
Communications
38%
IT Services
30%
Other
Technology
8%
Financial &
Professional
Services
13%
Non-Technology
11%
Note: Calculated based on annualized rents using in place leases as of March 31, 2006.

2005 & YTD 2006 Acquisitions
(1) Net rentable square feet figures excludes space held for redevelopment.
(2) Savvis Portfolio includes 2401 & 2403 Walsh Street, 4605 & 4700 Old Ironsides Drive and 200 North Nash Street.
(3) Charlotte Portfolio includes 113 & 125 North Meyers and 731 East Trade Street.
DLR acquired approximately $561M in new properties
Total Net Rentable Redevelopment Occupancy
Property Location Sq Ft. Sq Ft. (1) Sq Ft. (Net of Redev)
833 Chestnut East Philadelphia 654,778                    535,098          119,680              76%
1125 Energy Park Drive St. Paul 112,827                    112,827          -                       100%
350 East Cermak Road Chicago 1,133,391                870,183          263,208              92%
85374 Concord Center Drive Denver 82,229                      82,229            -                       100%
Savvis Portfolio (2) Santa Clara & Los Angeles 560,000                    560,000          -                       100%
600-780 South Federal Chicago 161,547                    161,547          -                       86%
Paul van Vlissingenstraat 16 Amsterdam 147,472                    112,472          35,000                62%
Charlotte Portfolio (3) Charlotte 95,489                      71,746            23,743                98%
115 Second Avenue Waltham, MA 68,069                      12,500            55,569                N/A
Chemin de l'Epinglier 2 Geneva 59,190                      59,190            -                       100%
251 Exchange Place Herndon, VA 70,982                      70,982            -                       100%
7500 & 7520 Metro Center Drive Austin 119,962                    45,000            74,962                100%
3 Corporate Place Piscataway, NJ 283,124                    -                  283,124              N/A
2005 Acquisitions 3,549,060                2,693,774       855,286
4025 Midway Road Carrollton, TX 99,947                      49,947            50,000                N/A
Clonshaugh Industrial Estate Dublin, Ireland 20,000                      20,000            -                       100%
Clonshaugh Development Site Dublin, Ireland 2.6 acres -                  -                       N/A
6800 Millcreek Drive Toronto 83,758                      83,758            -                       100%
101 Aquila Way Atlanta 313,581                    313,581          -                       100%
12001-12245 North Freeway Houston 300,705                    300,705          -                       93%
YTD 2006 Acquisitions 817,991                    767,991          50,000
Total 2005 & YTD 2006 4,367,051                3,461,765       905,286
Redevelopment space has the potential to convert to approx. 540,000 sf of raised floor.

Source:  Independent study by CCG Facilities Integration Inc. based on data center projects with improvements similar to DLR.
(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of data center to total building with all cost allocated to raised floor area.
(2)  Reflects all owned properties and properties under contract.
Replacement Cost Estimate
Replacement cost illustrates the value of DLR’s portfolio
DLR owns over 4.7M sq ft of improved data center space
(2)
Cost per Square Foot
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940
Base Building
Data Center
Improvements (1)

DLR’s Value-Add Redevelopment Program
Growing demand for data centers
Limited supply of existing facilities
Existing data centers often do not satisfy electrical and HVAC requirements of current web hosting, data storage and IT
applications
Robust demand from diverse industry sectors:
– Financial services
– Internet enterprises
– Telecom applications providers
– Energy companies
– Healthcare
Objective:  Achieve attractive returns by providing corporate tenants with custom data center solutions

DLR’s competitive advantage
Inventory totals 1.2 million sf of vacant, redevelopment space:
–
Primarily located in Internet Gateway income producing
properties
• Approximately 735,000 sf has the potential to convert to approx.
440,000 sf of raised floor
–
Stand alone, vacant buildings that possess electrical and
structural infrastructure necessary for conversion to data
center operations
• Approximately 500,000 sf located in Boston, NY Metro, Dallas and
Austin has the potential to convert to approx. 300,000 sf of raised floor
Redevelopment costs vary by building
–
Base building power, structural upgrades: $35 - $50 psf
–
Custom data center:  $450 to $650 psf (often funded by tenants)
Stabilized income projected within 12 to 24 months
DLR’s unmatched sales and technical team offers tenants design, construction management, engineering and facilities management expertise

1.8%
2.4%
3.0%
6.3%
11.9%
11.7%
1.7%
11.2%
6.8%
16.6%
19.9%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Thereafter
DLR’s model features long-term, stable leases
• The average lease term is 12 years with over 7 years remaining
• Leases typically contain 3% annual rent bumps
7.3% in next 3 yrs
The stability of our long-term leases complements our growth
Note:
Excludes vacant square footage of 0.5 million square feet and space held for redevelopment as of March 31, 2006.
Lease Expiration as a % of Net Rentable Square Feet

Digital Realty’s financial results
Reported FFO
(1)
of $21.7 million for 1Q06, up 37% from $15.8 million for
1Q05; or $0.36 per diluted share and unit for 1Q06, up 20% from $0.30 per diluted share and unit for 1Q05
Reported 1Q06 EBIDTA of $36.6 million, or approx. $146.2 million on an annualized basis
DLR’s stock generated a total return to common shareholders of 78% in
2005
Increased quarterly common dividend 8.7% on an annualized basis to
$1.06 per share in November 2005
Priced follow on offering of 4 million shares of common stock for approximately $95 million of net proceeds on May 23, 2006
(1) FFO and AFFO  is a non GAAP financial measure. For a description of FFO and AFFO see page 23.

SBC

AT&T

at&t

verizon

MCI

verizon

Maxtor → Seagate

Abgenix → AMGEN

DELIVERING ON THE

SAVVIS

TRANSFORMING INFORMATION TECHNOLOGY

Microsoft

DIGITAL REALTY TRUST

Improving overall credit quality of DLR portfolio
+ =
+ =
Approximately $18 million of base rental income, or over
11% of overall income, has
experienced an improvement in credit quality.
(1) As a result of a sublease relationship with Microsoft for 300,000 sq ft of space that is leased directly by Savvis.
(1)

DLR employs a conservative capital structure
Reduced ratio of debt to total market
capitalization to 30.8% as of 1Q06
from 33.3% at year-end 2005
Improved debt service coverage
ratio
(2)
to 3.6x for 1Q06 versus 3.4x
for the same period in 2005 and
maintained our fixed charge
coverage ratio
(3)
at 2.4x for 1Q06
consistent with the same period in
2005
Wtd Average Cost of Debt: 5.9%;
Approximately 75% fixed rate debt
$204M outstanding on the $350M
credit facility at March 31, 2006
No debt maturing through 2008
(assuming extensions)
Total Market
Capitalization
(1)
$2,511.1M
Note: Based on March 31,2006 financial statements.
(1) Based on closing price and shares outstanding of DLR common stock
($24.31) at May 25, 2006.
(2) Adjusted EBITDA divided by Fixed Charges at March 31, 2006. Fixed
Charges include Cash Interest Expense, Scheduled Debt Principal Payments,
and Preferred Dividends. See page 24 for a reconciliation of this ratio using cash interest expense and GAAP interest expense.
(3) Adjusted EBITDA divided by Cash Interest Expense at March 31, 2006. See page 24 for a reconciliation of cash interest expense to GAAP interest expense.
(4) Excludes $2.1 million of unamortized debt premium for 1125 Energy Park
Drive & 731 East Trade Street.
Dividend Yield / Rate:    4.4% / $1.06
Fixed Rate Debt (4)
$607.1M
Variable Rate
Debt $204.4M
Preferred Stock
$166.8M
Equity
$1,532.8M
24%
7%
61%
8%

Definition of Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment
Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization
(vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate
AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
EBITDA and Adjusted EBITDA
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income
(computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise the earnings, FFO or acquisition guidance we confirmed on our Earnings Conference Call dated March 2,
2006 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non GAAP items to their closest GAAP
Q106 Q105 FY 2005
Q106 Q105 FY 2005
Interest expense per financial statements 11,388 8,121 39,122
Amortization of deferred financing costs (754) (754) (2,921)
Net income available to common stockholders $1,642 $1,468 $6,087 Noncash items (390) 49 (1,145)
Cash interest expense $10,244 $7,416 $35,056
Minority interests in operating partnership 1,846 2,159 8,268
Real estate related depreciation and amortization 18,185 12,143 62,171
Funds from operations (FFO) $21,673 $15,770 $76,526
Adjusted EBITDA
36,562 25,159 125,711
Non real estate depreciation 71 - 61
Fixed charges including GAAP interest
expense 16,257 11,230 56,397
Amortization of deferred financing costs 795 675 2,965
Fixed charges including cash interest
expense 15,113 10,525 52,331
Non cash compensation 431 52 481
Fixed charge coverage ratio including
GAAP interest expense 2.2 2.2 2.2
Loss from early extinguishment of debt 57 125 1,021
Fixed charge coverage ratio including cash
interest expense 2.4 2.4 2.4
Straight line rents (3,843) (2,553) (13,023)
Above and below market rent amortization (433) (439) (1,717)
Capitalized leasing compensation (764) - (781)
Recurring capital expenditures and tenant improvements (904) (519) (2,897)
Capitalized leasing commissions (265) (180) (3,051)
Adjusted funds from operations (AFFO) $16,818 $12,931 $59,585
Q106 Q105 FY 2005
Net income available to common stockholders $1,642 $1,468 $6,087
Interest 11,388 8,121 39,122
Depreciation and amortization 18,256 12,143 62,232
Earnings before interest, taxes and depreciation and
amortization (EBITDA) $31,286 $21,732 $107,441
Minority interests 1,831 2,156 8,256
Preferred stock dividends 3,445 1,271 10,014
Adjusted Earnings before interest, taxes and
depreciation and amortization (Adjusted EBITDA)
$36,562 $25,159 $125,711
Funds from operations and Adjusted Funds from Operations Cash interest expense
Fixed charge coverage ratio
EBITDA and Adjusted EBITDA